SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

Check the appropriate box:

[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).

X	Definitive information statement

Delaware Group® Equity Funds II
Delaware Group® Equity Funds V
Delaware Group® Global & International Funds

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

X	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

DELAWARE GROUP® EQUITY FUNDS II
Delaware Value® Fund

DELAWARE GROUP EQUITY FUNDS V
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Small Cap Fund
Delaware International Value Equity Fund

2005 Market Street
Philadelphia, PA 19103-7094

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Boards of Trustees (“Trustees” or “Board”) of Delaware Group Equity Funds II, Delaware Group Equity Funds V, and Delaware Group Global & International Funds (each, a “Trust” and collectively, the “Trusts”) to inform shareholders of the funds listed above (each, a “Fund” and collectively, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements. The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (“DMC” or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”). WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about July 30, 2019 to shareholders of record of each Fund as of July 3, 2019 (the “Record Date”). The Joint Information Statement is being made available on the Funds’ website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

INTRODUCTION

The Manager is the investment manager to each series of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on Jan. 17, 2017 (the “SEC Order”). The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval. The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”), approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to provide certain sub-advisory services to the Funds (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). MIMGL and MFMHKL are affiliates of the Manager. The sub-advisory agreements between each of MIMGL and MFMHKL, and DMC, on behalf of the Funds (the “Sub-Advisory Agreements”), are described in further detail below.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that, within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding MIMGL and MFMHKL and the Sub-Advisory Agreements.

THE INVESTMENT MANAGER

The Manager is located at 2005 Market Street, Philadelphia, PA 19103-7094, and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to an investment management agreement dated Jan. 4, 2010 between the Trusts and the Manager (the “Management Agreement”). The Management Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting on Aug. 16, 2018. The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds. In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities and cash held by the Funds. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting its business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year for each of the Funds, the Funds paid investment management fees to the Manager as described in Exhibit B.

The key executives and each trustee of the Manager and their principal occupations are: Shawn K. Lytle, Chief Executive Officer and President; Roger A. Early, Trustee/Executive Director, Head of Fixed Income–America; David F. Connor, Trustee and Senior Vice President/General Counsel/Secretary; Richard Salus, Global Head of Fund Administration/Trustee; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer; Dominic B. Janssens, Global Chief Operations Officer (through July 31, 2019); Michael F. Capuzzi, US Chief Operations Officer (as of July 31, 2019); and Caroline Marull, Asia Pacific Chief Operations Officer (as of July 31, 2019). The address of each person listed is 2005 Market Street, Philadelphia, PA 19103-7094.

THE NEW SUB-ADVISORS

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMGL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek quantitative support from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager. The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMGL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMGL and the Manager is effective May 30, 2019.

MIMGL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Megan Aubrey	Director
Brett Lewthwaite	Director
Grant Stephens	Director
Bruce Terry	Director
Nicholas Allton	Chief Legal Officer
Kean Lim	Chief Compliance Officer
Rajiv Gohil	Director

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MFMHKL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager. The Manager has entered into a separate sub-advisory agreement with MFMHKL and compensates MFMHKL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MFMHKL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MFMHKL and the Manager is effective May 30, 2019.

MFMHKL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:

Name	Position
John Bugg	Director
John Austin	Chief Compliance Officer
Jennifer Oswald	Legal Entity Controller
Nicholas Bird	Director
Wei Cheong	Director
Bastiaan Van Buuren	Director

APPROVAL OF APPOINTMENT OF MIMGL AND MFMHKL AS SUB-ADVISORS TO THE FUNDS

The Sub-Advisory Agreements were approved by the Board. Under the Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMGL and MFMHKL agree to provide the Manager with all books and records relating to the transactions it executes and render for presentation to the Board such reports as the Board may reasonably request. The Sub-Advisory Agreements provide that the fees are set at zero (0).

The Sub-Advisory Agreements may be terminated at any time, without the payment of a penalty, by: (i) the Manager with written notice to MIMGL and/or MFMHKL; (ii) the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, with written notice to MIMGL and/or MFMHKL; or (iii) MIMGL or MFMHKL with written notice to the Manager and the Trusts, each on not less than 60 days’ notice to the required parties.

The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of MIMGL or MFMHKL, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as Sub-Advisor to the Funds.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

At a meeting held on May 16-17, 2018, the Board, including the Independent Trustees, approved the Sub-Advisory Agreements between DMC and each of MIMGL and MFMHKL for the Funds.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL and MFMHKL, including its personnel, operations, and financial condition, which had been provided by MIMGL and MFMHKL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL and MFMHKL; information concerning MIMGL’s and MFMHKL’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s and MFMHKL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL and MFMHKL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by the Manager in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMGL and MFMHKL each would provide as a Sub-Advisor to the Funds. The Board considered the investment process to be employed by MIMGL and MFMHKL in connection with DMC’s collaboration with MIMGL and MFMHKL in managing the Funds, and the qualifications and experience of MIMGL and MFMHKL’s equity teams with regard to implementing the Funds’ investment mandate. The Board considered MIMGL and MFMHKL’s organization, personnel, and operations. The Board also considered the Manager’s review and recommendation process with respect to MIMGL and MFMHKL, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMGL and MFMHKL to the Funds. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMGL and MFMHKL, as well as MIMGL and MFMHKL’s ability to render such services based on its experience, organization and resources, were appropriate for the Funds, in light of the Funds’ investment objectives, strategies, and policies.

In discussing the nature of the services proposed to be provided by the Sub-Advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to the additional quantitative investment resources and related technology support of MIMGL and MFMHKL.

Sub-advisory fees. The Board considered that DMC would not pay MIMGL and MFMHKL fees in conjunction with the services that would be rendered to the sub-advised Funds. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the Manager and Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMGL and MFMHKL would provide trade execution support, but that DMC’s portfolio managers for the Funds would retain portfolio management discretion over the Funds.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Funds increased, as applicable. The Board also considered that DMC and its affiliates may benefit by marketing a global approach to the portfolio management of its equity investment strategies.

GENERAL INFORMATION

Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trusts’ shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares of the Funds under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data. DIFSC is an affiliate of the Manager, and is an indirect subsidiary of MMHI and, therefore, of Macquarie.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to any affiliated broker.

Shares Outstanding

The table in Exhibit C shows as of July 3, 2019, as to each of the Funds, the number of shares outstanding.

Record of Beneficial Ownership

As of June 28, 2019, the Manager believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Class of shares of each Fund other than those listed on Exhibit D. As of June 28, 2019, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless a Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary or calling the Delaware Funds by Macquarie Service Center at 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

EXHIBIT A

As compensation for services rendered under the Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Fund	Management Fee (annual rate as a percentage of average
daily net assets)
Delaware Value Fund	0.65% on the first $500 million
0.60% from $500 million to $1 billion
0.55% from $1 billion to $2.5 billion
0.50% of the average daily net assets in excess of $2.5 billion
Delaware Small Cap Core Fund	0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Small Cap Value Fund	0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Emerging Markets Fund	1.25% on first $500 million
1.20% on next $500 million
1.15% on next $1.5 billion
1.10% on assets in excess of $2.5 billion
Delaware Global Value Fund	0.85% on first $500 million
0.80% on next $500 million
0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion
Delaware International Small Cap Fund	0.85% on the first $500 million
0.80% from $500 million to $1 billion
0.75% from $1 billion to $2.5 billion
0.70% of the average daily net assets in excess of $2.5 billion
Delaware International Value Equity Fund	0.85% on first $500 million
0.80% on next $500 million
0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion

EXHIBIT B

During the fiscal year indicated, the Funds paid the following investment management fees to the Manager:

Fund	Fiscal Year End	Management
		Fees Paid
Delaware Value Fund	November 30, 2018	$67,158,655
Delaware Small Cap Core Fund	November 30, 2018	$23,605,292
Delaware Small Cap Value Fund	November 30, 2018	$28,742,392
Delaware Emerging Markets Fund	November 30, 2018	$60,269,217
Delaware Global Value Fund	November 30, 2018	$26,795
Delaware International Small Cap Fund	November 30, 2018	$334,026
Delaware International Value Equity Fund	November 30, 2018	$2,792,546

EXHIBIT C

NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF JULY 3, 2019

Fund	Shares Outstanding
Delaware Value Fund	673,080,912.772
Delaware Small Cap Core Fund	212,025,804.715
Delaware Small Cap Value Fund	67,686,220.853
Delaware Emerging Markets Fund	289,714,886.567
Delaware Global Value Fund	1,176,725.662
Delaware International Small Cap Fund	12,880,771.067
Delaware International Value Equity Fund	20,829,564.633

EXHIBIT D

As of June 28, 2019, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Funds.

Fund Name/Class	Shareholders Name and Address	Percentage
DELAWARE EMERGING	MLPF&S FOR THE SOLE	17.13%
MARKETS FUND CLASS A	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE EMERGING	MORGAN STANLEY SMITH BARNEY LLC	5.85%
MARKETS FUND CLASS A	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE EMERGING	NATIONAL FINANCIAL SERVICES LLC	8.84%
MARKETS FUND CLASS A	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE EMERGING	PERSHING LLC	6.95%
MARKETS FUND CLASS A	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE EMERGING	UBS WM USA	5.25%
MARKETS FUND CLASS A	SPECIAL CUSTODY A/C EXCLUSIVE
	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE EMERGING	WELLS FARGO CLEARING SERVICES LLC	8.87%
MARKETS FUND CLASS A	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE EMERGING	AMERICAN ENTERPRISE	5.08%
MARKETS FUND CLASS C	INVESTMENT SERVICES
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE EMERGING	CHARLES SCHWAB & CO INC	5.27%
MARKETS FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

DELAWARE EMERGING	LPL FINANCIAL	7.16%
MARKETS FUND CLASS C	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE EMERGING	MLPF&S FOR THE SOLE	18.42%
MARKETS FUND CLASS C	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE EMERGING	MORGAN STANLEY SMITH BARNEY LLC	13.30%
MARKETS FUND CLASS C	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE EMERGING	NATIONAL FINANCIAL SERVICES LLC	6.16%
MARKETS FUND CLASS C	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE EMERGING	PERSHING LLC	5.12%
MARKETS FUND CLASS C	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE EMERGING	UBS WM USA	8.03%
MARKETS FUND CLASS C	SPECIAL CUSTODY A/C EXCLUSIVE
	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE EMERGING	WELLS FARGO CLEARING SERVICES LLC	21.00%
MARKETS FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE EMERGING	CHARLES SCHWAB & CO INC	9.03%
MARKETS FUND CLASS I	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE EMERGING	EDWARD D JONES & CO	16.19%
MARKETS FUND CLASS I	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER ROAD
	ST LOUIS MO 63131-3710

DELAWARE EMERGING	LPL FINANCIAL	5.50%
MARKETS FUND CLASS I	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE EMERGING	MLPF&S FOR THE SOLE	24.99%
MARKETS FUND CLASS I	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE EMERGING	NATIONAL FINANCIAL SERVICES LLC	7.18%
MARKETS FUND CLASS I	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE EMERGING	PERSHING LLC	5.21%
MARKETS FUND CLASS I	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE EMERGING	WELLS FARGO CLEARING SERVICES LLC	7.25%
MARKETS FUND CLASS I	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE EMERGING	DCGT AS TTEE	16.08%
MARKETS FUND CLASS R	CUST FBO PLIC VARIOUS
	RETIREMENT PLANS OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50392
DELAWARE EMERGING	HARTFORD LIFE INSURANCE CO	7.86%
MARKETS FUND CLASS R	SEPARATE ACCOUNT
	ATTN UIT OPERATIONS
	PO BOX 2999
	HARTFORD CT 06104-2999
DELAWARE EMERGING	MASSACHUSETTS MUTUAL LIFE	39.99%
MARKETS FUND CLASS R	INSURANCE COMPANY
	1295 STATE STREET
	MIP M200-INVST
	SPRINGFIELD MA 01111
DELAWARE EMERGING	MLPF&S FOR THE SOLE	9.95%
MARKETS FUND CLASS R	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484

DELAWARE EMERGING	GREENLEAF TRUST-MAIN OFFICE	8.16%
MARKETS FUND CLASS	211 SOUTH ROSE STREET
R6	KALAMAZOO MI 49007
DELAWARE EMERGING	JP MORGAN CHASE BANK NA	5.61%
MARKETS FUND CLASS	CUST FBO TIAA SEPARATE ACCOUNT
R6	4 CHASE METROTECH CENTER 4TH FL
	BROOKLYN NY 11245
DELAWARE EMERGING	JP MORGAN SECURITIES LLC	40.39%
MARKETS FUND CLASS	OMNIBUS ACCOUNT FOR THE
R6	EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CENTER
	MUTUAL FUND DEPARTMENT FL3
	BROOKLYN NY 11245
DELAWARE EMERGING	SEI PRIVATE TRUST COMPANY	7.66%
MARKETS FUND CLASS	C/O EDWARD JONES
R6	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS PA 19456
DELAWARE GLOBAL	NATIONAL FINANCIAL SERVICES LLC	14.04%
VALUE FUND CLASS A	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE GLOBAL	PERSHING LLC	7.14%
VALUE FUND CLASS A	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE GLOBAL	WELLS FARGO CLEARING SERVICES LLC	9.57%
VALUE FUND CLASS A	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE GLOBAL	CHARLES SCHWAB & COMPANY INC	31.03%
VALUE FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE GLOBAL	MLPF&S FOR THE SOLE	11.94%
VALUE FUND CLASS C	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484

DELAWARE GLOBAL	RAYMOND JAMES	5.71%
VALUE FUND CLASS C	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE GLOBAL	WELLS FARGO CLEARING SERVICES LLC	7.89%
VALUE FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE GLOBAL	NATIONAL FINANCIAL SERVICES LLC	54.02%
VALUE FUND CLASS I	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE GLOBAL	RAYMOND JAMES	10.74%
VALUE FUND CLASS I	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE GLOBAL	UBS WM USA	6.20%
VALUE FUND CLASS I	SPECIAL CUSTODY ACCT FOR THE EXCL
	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE	EDWARD D JONES AND CO	5.42%
INTERNATIONAL SMALL	FOR THE BENEFIT OF CUSTOMERS
CAP FUND CLASS A	12555 MANCHESTER ROAD
	ST LOUIS MO 63131-3710
DELAWARE	LPL FINANCIAL OMNIBUS	5.17%
INTERNATIONAL SMALL	CUSTOMER ACCOUNT
CAP FUND CLASS A	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE	MORGAN STANLEY SMITH BARNEY LLC	6.40%
INTERNATIONAL SMALL	FOR THE EXCLUSIVE
CAP FUND CLASS A	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE	NATIONAL FINANCIAL SERVICES LLC	10.67%
INTERNATIONAL SMALL	FBO OUR CUSTOMERS
CAP FUND CLASS A	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310

DELAWARE	PERSHING LLC	5.94%
INTERNATIONAL SMALL	1 PERSHING PLAZA
CAP FUND CLASS A	JERSEY CITY NJ 07399-0002
DELAWARE	UBS WM USA	34.06%
INTERNATIONAL SMALL	SPECIAL CUSTODY A/C EXCLUSIVE
CAP FUND CLASS A	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE	LPL FINANCIAL	20.01%
INTERNATIONAL SMALL	OMNIBUS CUSTOMER ACCOUNT
CAP FUND CLASS C	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE	MORGAN STANLEY SMITH BARNEY LLC	15.56%
INTERNATIONAL SMALL	FOR THE EXCLUSIVE
CAP FUND CLASS C	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE	PERSHING LLC	13.33%
INTERNATIONAL SMALL	1 PERSHING PLAZA
CAP FUND CLASS C	JERSEY CITY NJ 07399-0002
DELAWARE	RAYMOND JAMES	10.15%
INTERNATIONAL SMALL	OMNIBUS FOR MUTUAL FUNDS
CAP FUND CLASS C	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE	UBS WM USA	11.36%
INTERNATIONAL SMALL	SPECIAL CUSTODY A/C EXCLUSIVE
CAP FUND CLASS C	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE	WELLS FARGO CLEARING SERVICES LLC	9.30%
INTERNATIONAL SMALL	SPECIAL CUSTODY ACCT FOR THE
CAP FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE	AMERICAN ENTERPRISE	13.52%
INTERNATIONAL SMALL	INVESTMENT SERVICES
CAP FUND CLASS I	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE	BAND & CO C/O US BANK NA	11.95%
INTERNATIONAL SMALL	1555 N RIVERCENTER DRIVE STE 302
CAP FUND CLASS I	MILWAUKEE WI 53212

DELAWARE	LPL FINANCIAL	12.23%
INTERNATIONAL SMALL	OMNIBUS CUSTOMER ACCOUNT
CAP FUND CLASS I	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE	NATIONAL FINANCIAL SERVICES LLC	21.68%
INTERNATIONAL SMALL	FBO OUR CUSTOMERS
CAP FUND CLASS I	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE	RAYMOND JAMES	6.63%
INTERNATIONAL SMALL	OMNIBUS FOR MUTUAL FUNDS
CAP FUND CLASS I	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE	UBS WM USA	16.00%
INTERNATIONAL SMALL	SPECIAL CUSTODY A/C EXCLUSIVE
CAP FUND CLASS I	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE	MACQUARIE MANAGEMENT	8.98%
INTERNATIONAL SMALL	HOLDINGS INC
CAP FUND CLASS R	C/O RICK SALUS
	2005 MARKET ST
	PHILADELPHIA PA 19103-7028
DELAWARE	MATRIX TRUST COMPANY	50.33%
INTERNATIONAL SMALL	CUST FBO C MCHUGH INSURANCE
CAP FUND CLASS R	AGENCY INC.
	717 17TH STREET STE 1300
	DENVER CO 80202
DELAWARE	MID ATLANTIC TRUST COMPANY	34.52%
INTERNATIONAL SMALL	FBO DELASOFT INC
CAP FUND CLASS R	401(K) PROFIT SHARING
	1251 WATERFRONT PLACE SUITE 525
	PITTSBURGH PA 15222
DELAWARE	BOND STREET CUSTODIANS LTD	41.49%
INTERNATIONAL SMALL	ACF MACQUARIE GROUP SERVICES
CAP FUND R6	AUSTRALIA PTY LTD -
	MANAGED FUNDS TEAM
	GPO BOX 4235
	SYDNEY NSW 2001 AUSTRALIA
DELAWARE	BOND STREET CUSTODIANS LTD	12.23%
INTERNATIONAL SMALL	ACF MACQUARIE GROUP SERVICES
CAP FUND R6	AUSTRALIA PTY LTD
	MANAGED FUNDS TEAM
	GPO BOX 4235
	SYDNEY NSW 2001 AUSTRALIA

DELAWARE	NATIONAL FINANCIAL SERVICES LLC	10.75%
INTERNATIONAL SMALL	499 WASHINGTON BLVD
CAP FUND R6	JERSEY CITY NJ 07310
DELAWARE	WELLS FARGO BANK	26.94%
INTERNATIONAL SMALL	FBO VARIOUS RETIREMENT PLANS
CAP FUND R6	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
DELAWARE	MORGAN STANLEY SMITH BARNEY LLC	13.52%
INTERNATIONAL VALUE	FOR THE EXCLUSIVE
EQUITY CLASS A	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE	NATIONAL FINANCIAL SERVICES LLC	16.93%
INTERNATIONAL VALUE	FBO OUR CUSTOMERS
EQUITY CLASS A	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE	WELLS FARGO CLEARING SERVICES LLC	9.62%
INTERNATIONAL VALUE	SPECIAL CUSTODY ACCT FOR THE
EQUITY CLASS A	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE	MLPF&S FOR THE SOLE	7.67%
INTERNATIONAL VALUE	BENEFIT OF ITS CUSTOMERS
EQUITY CLASS C	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE	MORGAN STANLEY SMITH BARNEY LLC	19.29%
INTERNATIONAL VALUE	FOR THE EXCLUSIVE
EQUITY CLASS C	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE	NATIONAL FINANCIAL SERVICES LLC	10.37%
INTERNATIONAL VALUE	FBO OUR CUSTOMERS
EQUITY CLASS C	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE	UBS WM USA	10.67%
INTERNATIONAL VALUE	SPECIAL CUSTODY A/C EXCLUSIVE
EQUITY CLASS C	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086

DELAWARE	WELLS FARGO CLEARING SERVICES LLC	31.80%
INTERNATIONAL VALUE	SPECIAL CUSTODY ACCT FOR THE
EQUITY CLASS C	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE	AMERICAN ENTERPRISE	6.13%
INTERNATIONAL VALUE	INVESTMENT SERVICES
EQUITY CLASS I	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE	MORGAN STANLEY SMITH BARNEY LLC	59.90%
INTERNATIONAL VALUE	FOR THE EXCLUSIVE
EQUITY CLASS I	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE	NATIONAL FINANCIAL SERVICES LLC	5.64%
INTERNATIONAL VALUE	FBO OUR CUSTOMERS
EQUITY CLASS I	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE	UBS WM USA	7.02%
INTERNATIONAL VALUE	SPECIAL CUSTODY A/C EXCLUSIVE
EQUITY CLASS I	BENEFIT CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE	WELLS FARGO CLEARING SERVICES LLC	8.75%
INTERNATIONAL VALUE	SPECIAL CUSTODY ACCT FOR THE
EQUITY CLASS I	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE	ASCENSUS TRUST COMPANY	7.28%
INTERNATIONAL VALUE	FBO ENTERTAINMENT SVS GROUP INC.
EQUITY CLASS R	P.O. BOX 10758
	FARGO ND 58106
DELAWARE	MID ATLANTIC TRUST COMPANY	5.78%
INTERNATIONAL VALUE	FBO MILLER BOAT LINE INC
EQUITY CLASS R	401(K) PROFIT SHARING PLAN
	1251 WATERFRONT PLACE SUITE 525
	PITTSBURGH PA 15222
DELAWARE	MLPF&S FOR THE SOLE	15.70%
INTERNATIONAL VALUE	BENEFIT OF ITS CUSTOMERS
EQUITY CLASS R	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484

DELAWARE	DELAWARE MANAGEMENT	100.00%
INTERNATIONAL VALUE	BUSINESS TRUST-DIA
EQUITY R6	ATTN: RICK SALUS
	2005 MARKET ST FL 9
	PHILADELPHIA PA 19103-7007
DELAWARE SMALL CAP	CHARLES SCHWAB & CO INC	8.78%
CORE FUND CLASS A	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE SMALL CAP	GREAT-WEST LIFE & ANNUITY	6.70%
CORE FUND CLASS A	FBO FUTURE FUNDS II
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111
DELAWARE SMALL CAP	GREAT-WEST TRUST CO LLC TTEE	6.42%
CORE FUND CLASS A	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111
DELAWARE SMALL CAP	MLPF&S FOR THE SOLE	18.66%
CORE FUND CLASS A	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE SMALL CAP	NATIONAL FINANCIAL SERVICES LLC	6.81%
CORE FUND CLASS A	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE SMALL CAP	RAYMOND JAMES	7.05%
CORE FUND CLASS A	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE SMALL CAP	AMERICAN ENTERPRISE	11.89%
CORE FUND CLASS C	INVESTMENT SERVICES
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE SMALL CAP	CHARLES SCHWAB & CO INC	8.02%
CORE FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

DELAWARE SMALL CAP	MLPF&S FOR THE SOLE	9.80%
CORE FUND CLASS C	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE SMALL CAP	MORGAN STANLEY SMITH BARNEY LLC	8.74%
CORE FUND CLASS C	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE SMALL CAP	NATIONAL FINANCIAL SERVICES LLC	7.30%
CORE FUND CLASS C	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE SMALL CAP	PERSHING LLC	7.05%
CORE FUND CLASS C	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE SMALL CAP	RAYMOND JAMES	24.04%
CORE FUND CLASS C	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE SMALL CAP	UBS WM USA	5.28%
CORE FUND CLASS C	SPECIAL CUSTODY A/C EXCLUSIVE
	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE SMALL CAP	WELLS FARGO CLEARING SERVICES LLC	12.52%
CORE FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE SMALL CAP	AMERICAN ENTERPRISE	9.92%
CORE FUND CLASS I	INVESTMENT SERVICES
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE SMALL CAP	CHARLES SCHWAB & CO INC	13.64%
CORE FUND CLASS I	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

DELAWARE SMALL CAP	MLPF&S FOR THE SOLE	24.00%
CORE FUND CLASS I	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE SMALL CAP	NATIONAL FINANCIAL SERVICES LLC	9.43%
CORE FUND CLASS I	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE SMALL CAP	RAYMOND JAMES	5.72%
CORE FUND CLASS I	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE SMALL CAP	WELLS FARGO CLEARING SERVICES LLC	8.91%
CORE FUND CLASS I	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE SMALL CAP	LINCOLN NATIONAL LIFE INS COMPANY	14.19%
CORE FUND CLASS R	1300 S CLINTON ST
	FORT WAYNE IN 46802-3506
DELAWARE SMALL CAP	RELIANCE TRUST COMPANY	7.04%
CORE FUND CLASS R	FBO MASSMUTUAL DMF
	P.O. BOX 48529
	ATLANTA GA 30362
DELAWARE SMALL CAP	STATE STREET BANK & TRUST TTEE	7.68%
CORE FUND CLASS R	CUST FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111
DELAWARE SMALL CAP	VOYA INSTITUTIONAL TRUST COMPANY	18.19%
CORE FUND CLASS R	1 ORANGE WAY
	WINDSOR CT 06095-4773
DELAWARE SMALL CAP	GREAT-WEST TRUST CO LLC TTEE	5.41%
CORE FUND CLASS R6	RECORDKEEPING VARIOUS
	BENEFIT PLANS NY
	8525 E ORCHARD RD
	C/O MUTUAL FUND TRADING
	GREENWOOD VILLAGE CO 80111
DELAWARE SMALL CAP	HOCO	7.98%
CORE FUND CLASS R6	922 WALNUT ST
	MAILSTOP TBTS 2
	KANSAS CITY MO 64106

DELAWARE SMALL CAP	NATIONAL FINANCIAL SERVICES LLC	20.99%
CORE FUND CLASS R6	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
DELAWARE SMALL CAP	WELLS FARGO BANK FBO	5.16%
CORE FUND CLASS R6	VARIOUS RETIREMENT PLANS
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
DELAWARE SMALL CAP	CHARLES SCHWAB & CO INC	6.11%
VALUE FUND CLASS A	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE SMALL CAP	MLPF&S FOR THE SOLE	14.56%
VALUE FUND CLASS A	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE SMALL CAP	NATIONAL FINANCIAL SERVICES LLC	7.53%
VALUE FUND CLASS A	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE SMALL CAP	STATE STREET BANK & TRUST TTEE	6.34%
VALUE FUND CLASS A	CUST FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111
DELAWARE SMALL CAP	AMERICAN ENTERPRISE	5.24%
VALUE FUND CLASS C	INVESTMENT SERVICES
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE SMALL CAP	CHARLES SCHWAB & CO INC	11.89%
VALUE FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE SMALL CAP	MLPF&S FOR THE SOLE	6.28%
VALUE FUND CLASS C	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484

DELAWARE SMALL CAP	MORGAN STANLEY SMITH BARNEY LLC	23.28%
VALUE FUND CLASS C	FOR THE EXCLUSIVE BENEFIT
	OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE SMALL CAP	NATIONAL FINANCIAL SERVICES LLC	9.90%
VALUE FUND CLASS C	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE SMALL CAP	PERSHING LLC	9.21%
VALUE FUND CLASS C	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE SMALL CAP	RAYMOND JAMES	5.93%
VALUE FUND CLASS C	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE SMALL CAP	WELLS FARGO CLEARING SERVICES LLC	10.42%
VALUE FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE SMALL CAP	CHARLES SCHWAB & CO INC	10.17%
VALUE FUND CLASS I	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE SMALL CAP	EDWARD D JONES AND CO	12.57%
VALUE FUND CLASS I	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER ROAD
	ST LOUIS MO 63131-3710
DELAWARE SMALL CAP	MORGAN STANLEY SMITH BARNEY LLC	9.88%
VALUE FUND CLASS I	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE SMALL CAP	NATIONAL FINANCIAL SERVICES LLC	11.84%
VALUE FUND CLASS I	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310

DELAWARE SMALL CAP	STATE STREET BANK & TRUST CO TTEE	11.62%
VALUE FUND CLASS I	FOR THE NEW YORK STATE DEFERRED
	COMPENSATION PLAN
	1200 CROWN COLONY DRIVE
	QUINCY MA 02169
DELAWARE SMALL CAP	DCGT AS TTEE	24.05%
VALUE FUND CLASS R	CUST FBO PLIC VARIOUS
	RETIREMENT PLANS OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50392
DELAWARE SMALL CAP	MLPF&S FOR THE SOLE	12.12%
VALUE FUND CLASS R	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE SMALL CAP	STATE STREET BANK & TRUST TTEE	30.19%
VALUE FUND CLASS R	CUST FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111
DELAWARE SMALL CAP	CHARLES SCHWAB & CO INC	5.05%
VALUE FUND CLASS R6	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE SMALL CAP	DCGT AS TTEE	6.39%
VALUE FUND CLASS R6	CUST FBO PLIC VARIOUS
	RETIREMENT PLANS OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50392
DELAWARE SMALL CAP	NATIONAL FINANCIAL SERVICES LLC	12.81%
VALUE FUND CLASS R6	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
DELAWARE SMALL CAP	PRUDENTIAL BANK & TRUST FSB TTEE	5.56%
VALUE FUND CLASS R6	SAN FRANCISCO EMPLOYEES
	RETIREMENT SYSTEM
	280 TRUMBULL STREET
	HARTFORD CT 06103
DELAWARE SMALL CAP	SEI PRIVATE TRUST COMPANY	8.68%
VALUE FUND CLASS R6	C/O EDWARD JONES
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS PA 19456

DELAWARE SMALL CAP	WELLS FARGO BANK FBO	12.24%
VALUE FUND CLASS R6	VARIOUS RETIREMENT PLANS
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
DELAWARE VALUE FUND	CHARLES SCHWAB & CO INC	6.16%
CLASS A	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE VALUE FUND	CHARLES SCHWAB & CO INC	8.88%
CLASS A	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE VALUE FUND	MLPF&S FOR THE SOLE	14.82%
CLASS A	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE VALUE FUND	NATIONAL FINANCIAL SERVICES LLC	10.85%
CLASS A	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE VALUE FUND	AMERICAN ENTERPRISE	6.47%
CLASS C	INVESTMENT SERVICES
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE VALUE FUND	MLPF&S FOR THE SOLE	31.02%
CLASS C	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE VALUE FUND	MORGAN STANLEY SMITH BARNEY LLC	17.06%
CLASS C	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE VALUE FUND	PERSHING LLC	5.01%
CLASS C	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002

DELAWARE VALUE FUND	RAYMOND JAMES	5.39%
CLASS C	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE VALUE FUND	WELLS FARGO CLEARING SERVICES LLC	13.73%
CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE VALUE FUND	AMERICAN ENTERPRISE	6.15%
CLASS I	INVESTMENT SERVICES
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE VALUE FUND	MLPF&S FOR THE SOLE	12.48%
CLASS I	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE VALUE FUND	MORGAN STANLEY SMITH BARNEY LLC	17.02%
CLASS I	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE VALUE FUND	NATIONAL FINANCIAL SERVICES LLC	16.51%
CLASS I	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE VALUE FUND	WELLS FARGO CLEARING SERVICES LLC	17.26%
CLASS I	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE VALUE FUND	DCGT AS TTEE	12.52%
CLASS R	CUST FBO PLIC VARIOUS
	RETIREMENT PLANS OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50392
DELAWARE VALUE FUND	MLPF&S FOR THE SOLE	24.32%
CLASS R	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484

DELAWARE VALUE FUND	STATE STREET BANK & TRUST TTEE	30.17%
CLASS R	CUST FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111
DELAWARE VALUE FUND	MLPF&S FOR THE SOLE	6.09%
CLASS R6	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE VALUE FUND	NATIONAL FINANCIAL SERVICES LLC	10.73%
CLASS R6	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310

DELAWARE GROUP® EQUITY FUNDS II

DELAWARE VALUE® FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Value Fund (the “Fund”), a series of Delaware Group Equity Funds II (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® EQUITY FUNDS V

DELAWARE SMALL CAP CORE FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Small Cap Core Fund (the “Fund”), a series of Delaware Group Equity Funds V (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

DELAWARE EMERGING MARKETS FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Emerging Markets Fund (the “Fund”), a series of Delaware Group Global & International Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

DELAWARE INTERNATIONAL SMALL CAP FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware International Small Cap Fund (the “Fund”), a series of Delaware Group Global & International Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

DELAWARE INTERNATIONAL VALUE EQUITY FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware International Value Equity Fund (the “Fund”), a series of Delaware Group Global & International Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

DELAWARE GLOBAL VALUE FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Global Value Fund (the “Fund”), a series of Delaware Group Global & International Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® EQUITY FUNDS V

DELAWARE SMALL CAP VALUE FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Small Cap Value Fund (the “Fund”), a series of Delaware Group Equity Funds V (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.